UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 19, 2020, the Board of Directors (the “Board”) of Paramount Group, Inc. (the “Company”) approved the Company’s Third Amended and Restated Bylaws to decrease the maximum number of directors that may serve on the Board from ten directors to nine directors pursuant to Section 3.3 of the Company’s Third Amended and Restated Bylaws.

The foregoing description of the Company’s Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Company’s Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format. As of the record date, there were a total of 225,925,587 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against, and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal 1. Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2021 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

				Broker
Names of Directors	For	Against	Abstain	Non-Votes
Albert Behler	182,572,817	4,592,295	178,771	10,697,979
Thomas Armbrust	181,375,826	5,962,073	5,984	10,697,979
Martin Bussmann	186,657,997	679,902	5,984	10,697,979
Colin Dyer	186,658,101	679,800	5,982	10,697,979
Karin Klein	184,265,583	3,072,318	5,982	10,697,979
Peter Linneman	179,752,434	7,585,466	5,983	10,697,979
Katharina Otto-Bernstein	181,372,036	5,965,871	5,976	10,697,979
Mark Patterson	117,804,459	69,532,977	6,447	10,697,979
Greg Wright	186,654,389	683,047	6,447	10,697,979

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2021 and until the directors’ successors have been duly elected and qualified or until a given director’s earlier resignation or removal.

Proposal 2.Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

			Broker
For	Against	Abstain	Non-Votes
163,169,505	24,133,354	41,024	10,697,979

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

Proposal 3.Votes regarding the ratification of the audit committee’s appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2020, were as follows:

For	Against	Abstain
197,793,117	194,601	54,144

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2020 was duly ratified by the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number Description

3.1Third Amended and Restated Bylaws of the Company

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson
Name:	Gage Johnson
Title:	Senior Vice President, General Counsel and Secretary

Date: May 21, 2020